Property, Plant And Equipment	12 Months Ended
Sep. 30, 2012
Property, Plant And Equipment

8. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following at September 30 (in thousands):

	2012	2011
Land and improvements	$39,685	$40,912
Buildings and improvements	78,631	58,692
Machinery, equipment and other	167,435	137,124
Construction in progress	10,171	8,250

Total	295,922	244,978
Accumulated depreciation	(123,185)	(94,178)

Property, plant and equipment—net	$172,737	$150,800